UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 7, 2026
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Applied Aerospace & Defense, Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-43323 (Commission File Number)	92-0890338 (IRS Employer Identification No.)

355 Quality Circle NW Huntsville, Alabama		35806
(Address of principal executive offices)		(Zip Code)

(Registrant's telephone number, including area code): (202) 983-3291
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.01 per share	AADX	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of President and Chief Strategy Officer
On August 7, 2026, the Board of Directors (the "Board") of Applied Aerospace & Defense, Inc. (the "Company") appointed Chris Rogers, the Company's Chief Growth Officer, to the role of President and Chief Strategy Officer of the Company, effective July 27, 2026. In connection with this appointment, Mr. Rogers' prior role as Chief Growth Officer has been subsumed into the President and Chief Strategy Officer position.

Mr. Rogers, age 51, has served as the Company's Chief Growth Officer since December 2025. Prior to joining the Company, Mr. Rogers was an investment banker at Harris Williams from June 2005 to June 2025, where he most recently served as Managing Director and Head of the Aerospace, Defense & Government Services (ADG) Group. Earlier in his career, Mr. Rogers served as an officer in the United States Marine Corps. Mr. Rogers earned a Master of Business Administration from Harvard Business School and a Bachelor of Science in History from the United States Naval Academy.

Mr. Rogers will continue to report to Trip Ferguson, who shall remain Chief Executive Officer of the Company. Mr. Rogers has no family relationship with any of our directors or executive officers. There are no relationships between the Company or its subsidiaries, on one hand, and Mr. Rogers on the other hand, that would require disclosure pursuant to Item 404(a) of Regulation S-K, and there are no arrangements or understanding between Mr. Rogers and any other person pursuant to which he was appointed as President and Chief Strategy Officer of the Company.

As of the date of this report, Mr. Rogers' compensation has not been modified in connection with his appointment as President and Chief Strategy Officer, and his existing compensation arrangements, which were established in connection with his appointment as Chief Growth Officer in December 2025, remain in effect.

Item 7.01 Regulation FD Disclosure.

A copy of the Company's press release announcing Mr. Rogers' appointment is attached hereto as Exhibit 99.1. Exhibit 99.1 shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01 Financial Statements and Exhibits
(d): The following exhibits are being filed herewith:

Exhibit No.	Description
99.1	Press Release dated August 10, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 10th day of August, 2026.

Applied Aerospace & Defense, Inc.

By:	/s/ Maryann P. Surrick
Name:	Maryann P. Surrick
Title:	Chief Legal Officer & Corporate Secretary